UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 3, 2006

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 3, 2006, the Executive Committee of the Board of Directors of NCI Building Systems, Inc. appointed Mark E. Johnson as NCI’s Chief Accounting Officer. Mr. Johnson, age 39, joined NCI in February 2006 to serve as Vice President and Controller. Prior to joining NCI, Mr. Johnson was employed by Vector ESP, Inc., a company providing information technology services, where he served as as Corporate Controller from 2000 to 2002 and Chief Financial Officer and Senior Vice President from 2002 to August 2005, when the company was acquired. Mr. Johnson’s title is now Vice President, Controller and Chief Accounting Officer of NCI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Frances R. Powell
Name:	Frances R. Powell
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: August 9, 2006